                    TABLE OF CONTENTS
                    TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Performance in Perspective..................   5
     Portfolio Management Review.................   6
     Portfolio of Investments....................   8
     Statement of Assets and Liabilities.........  10
     Statement of Operations.....................  11
     Statement of Changes in Net Assets..........  12
     Financial Highlights........................  13
     Notes to Financial Statements...............  16
     Report of Independent Accountants...........  22

    REAL ANR 2/97

                            LETTER TO SHAREHOLDERS


               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

                     DENNIS J. MCDONNELL AND DON G. POWELL
January 31, 1997

Dear Shareholder,
  We are pleased to report that the Van Kampen American Capital Real Estate Securities Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was com-pleted in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respec-tively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull

                                       1
                                                          Continued on page two
market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about 12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
  The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed those con-cerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
  Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

  We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low infla-tion should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and war-ranted.
  We caution investors to expect bumps along the way. Stock prices have appre-ciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
  Your Fund's performance during 1996 has dramatically illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

LOGO                                   LOGO
Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen American Capital            Van Kampen American Capital
Asset Management, Inc.                 Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   39.82%   38.82%   38.86%
One-year total return/2/.............................   33.17%   34.82%   37.86%
Life-of-Fund average annual total return/2/*.........   17.55%   18.01%   18.99%
Commencement Date.................................... 06/09/94 06/09/94 06/09/94

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

*Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                     AS OF DECEMBER 31, 1996 AS OF JUNE 30, 1996
Starwood Lodging Trust.............     3.7%............            3.1%
Public Storage, Inc................     3.3%............            3.1%
Simon DeBartolo Group, Inc.........     3.1%............            3.1%
Bay Apartment Communities, Inc. ...     3.0%............            2.0%
Cali Realty Corp. .................     2.9%............            2.2%
Omega Healthcare Investors, Inc. ..     2.8%............             N/A
JP Realty, Inc. ...................     2.7%............            3.1%
Storage Trust Realty...............     2.7%............            2.4%
First Industrial Realty Trust, Inc.
  .................................     2.6%............             N/A
Crescent Real Estate Equities
  Trust............................     2.6%............            2.1%

N/A = Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


           AS OF DECEMBER 31, 1996
           Office/Industrial..       29.5%
           Apartments.........       20.6%
           Hotel & Lodging....       13.3%
           Shopping Centers...       12.9%
           Shopping Malls.....       10.8%
           AS OF JUNE 30, 1996
           Office/Industrial..       21.2%
           Apartments.........       19.8%
           Shopping Centers...       14.5%
           Shopping Malls.....       14.2%
           Hotel & Lodging ...       11.0%

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock In-dex and the NAREIT Equity REIT Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Real Estate Securities Fund vs. Standard &
 Poor's
 500-Stock Index and the NAREIT Equity REIT Index (June 30, 1994 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    =33.17%
Inception Avg. Annual =17.55%

                VKAC Real Estate    Standard & Poor's    NAREIT Equity
                Securities Fund      500-Stock Index      REIT Index
                ----------------    -----------------    -------------
June 1994           $ 9,527              $10,000            $10,000
Dec 1994            $ 9,549              $10,487            $ 9,797
June 1995           $ 9,760              $12,599            $10,355
Dec 1995            $10,733              $14,414            $11,291
June 1996           $11,609              $15,866            $12,061
Dec 1996            $15,007              $17,714            $15,275

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).
While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
We recently spoke with the management team of the Van Kampen American Capital Real Estate Securities Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by Mary Jayne Maly, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

--------------------------------------------------------------
 Effective January 1, 1997, Russell C. Platt and Theodore R. Bigman assumed responsibility for portfolio management of the Real Estate Securities Fund, managed under Van Kampen American Capital Asset Management, Inc. Mr. Platt joined Morgan Stanley Asset Management (MSAM) in 1982 and has pri-mary responsibility for managing real estate securities in-vestments for MSAM. Mr. Bigman joined MSAM in 1995. He has extensive real estate experience in a wide variety of trans-actions involving the financing and sale on both individual assets and portfolios of real estate assets, as well as the acquisition and sale of several real estate companies.
--------------------------------------------------------------

 Q   WHAT FACTORS AFFECTED THE STOCK AND BOND MARKETS DURING THE COURSE OF THE
     YEAR?

 A 1996 began with a favorable environment for both the stock and bond mar-kets. However, bond prices fell early in the year due to fears that strong economic growth would bring higher inflation and cause the Federal Re-serve Board to raise interest rates. Bond prices fell even further after sec-ond quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. While the bond market struggled, the stock market surged during the first half of the year, led by small capitalization compa-nies.
  Early in the third quarter, stocks suffered a temporary setback but quickly recovered. The bond market also rebounded as GDP decreased to 2.0 percent in the third quarter, and concerns about Fed tightening diminished. The 30-year Treasury bond yield dropped to approximately 6.6 percent in late October, and ended the year at 6.64 percent.

 Q WHAT STRATEGIES DID YOU UTILIZE TO MANAGE THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

 A Our strategy in managing the Real Estate Securities Fund is two-fold. First, we take a top-down approach in allocating fund assets to the vari-
ous property sectors. Second, we utilize a bottom-up stock-selection approach where we look for stocks with higher-than- average growth rates at lower-than-average valuations. This investment strategy served us well during the report-ing period, as noted by the Fund's performance returns.

 Q WHAT WAS THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 1996?

 A The Fund achieved a 12-month total return of 39.82 percent/1/ (Class A shares at net asset value). In comparison, the Fund performed favorably to the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index which returned 35.29 percent and the Lipper Real Estate Fund cate-gory average which returned 30.80 percent for the same period. The NAREIT is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. The Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects the general stock market performance, achieved a total return of 22.90 percent. Keep in mind that neither index reflects any commissions, sales charges, or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q    WHAT SECTORS CONTRIBUTED TO THE FUND'S SUCCESS?
 A Despite a broad market correction in July, REIT stocks generally per-formed well. For example, the Standard & Poor's 500-Stock Index generated a -4.57 percent total return for July, compared to a 0.75 percent total return for the NAREIT Equity REIT Index. Investors recognized that by investing in REITs, they were investing in a group of stocks that had positive industry fun-damentals, attractive rates of cash flow, and yields well in excess of alterna-tive defensive investments such as utilities or bonds. Strong money flows into this industry provided for spectacular performance in the second half of the year.
  More specifically, Fund performance was enhanced by positive industry funda-mentals, particularly in the office/industrial and hotel sectors. The supply-and-demand balance in these sectors was very tight and led to increasing occupancies and strong rental rate growth. In addition, an improvement in the California economy, which had long lagged the performance of the rest of the nation, helped spur a rally in the values of California real estate, and those REITs exposed to California performed well. Finally, the acquisition market was very robust, and REITs with strong balance sheets were able to add to their growth rates by making attractive acquisitions. For additional Fund portfolio highlights, please refer to page four.

 Q    WHAT IS YOUR OUTLOOK GOING FORWARD?
 A We believe that REITs may continue to show attractive rates of return, given that real estate fundamentals remain strong. However, we emphasize that the high level of returns achieved in 1996 was extraordinary, and invest-ors should not expect to see such results going forward. If REITs can increase cash flow at an 8- to 10-percent rate while providing a yield over 6 percent, it may not be unreasonable to expect satisfactory performance in 1997. Also, we believe this group of stocks may perform well in a weak stock market environ-ment because of the large yield component in their total return.


/s/ Alan T. Sachtleben       /s/ Mary Jayne Maly
Alan T. Sachtleben           Mary Jayne Maly
Chief Investment Officer     Portfolio Manager
Equity Investments

                                       7
                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

  Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCKS
           APARTMENTS 19.0%
  55,100   Ambassador Apartments, Inc.............................  $ 1,301,737
  38,000   Avalon Properties, Inc.................................    1,092,500
  44,500   Bay Apartment Communities, Inc.........................    1,602,000
  43,300   BRE Properties, Inc., Class A..........................    1,071,675
  34,800   Camden Property Trust..................................      996,150
  36,900   Columbus Realty Trust..................................      839,475
  33,600   Equity Residential Properties Trust....................    1,386,000
  35,100   Gables Residential Trust...............................    1,017,900
  30,000   Oasis Residential, Inc.................................      682,500
  42,800   Summit Properties, Inc.................................      946,950
                                                                    -----------
                                                                     10,936,887
                                                                    -----------
           HEALTHCARE FACILITIES 4.2%
  38,900   Nationwide Health Properties, Inc......................      943,325
  44,490   Omega Healthcare Investors, Inc........................    1,479,293
                                                                    -----------
                                                                      2,422,618
                                                                    -----------
           HOTEL & LODGING 12.3%
  35,400   American General Hospitality Corp......................      840,750
  21,700   Felcor Suite Hotels, Inc...............................      767,638
  42,900   Franchise Finance Corp. of America.....................    1,185,113
  78,700   Innkeepers USA Trust...................................    1,091,962
  28,200   Patriot American Hospitality, Inc......................    1,216,125
  35,600   Starwood Lodging Trust.................................    1,962,450
                                                                    -----------
                                                                      7,064,038
                                                                    -----------
           MANUFACTURED HOME COMMUNITIES 2.1%
  34,300   Sun Communities, Inc...................................    1,183,350
                                                                    -----------
           OFFICE/INDUSTRIAL 27.2%
  46,800   Arden Realty Group, Inc................................    1,298,700
  34,500   Beacon Properties Corp.................................    1,263,563
  67,000   Bedford Property Investors, Inc........................    1,172,500
  50,300   Cali Realty Corp.......................................    1,553,012
  38,900   CarrAmerica Realty Corp................................    1,137,825
  26,300   Crescent Real Estate Equities Trust....................    1,387,325
  45,700   First Industrial Realty Trust, Inc.....................    1,388,137
  34,800   Highwoods Properties, Inc..............................    1,174,500
  50,000   Meridan Industrial Trust, Inc..........................    1,050,000
  29,600   Reckson Associates Realty Corp.........................    1,250,600
  34,500   Security Capital Industrial Trust......................      737,438
  33,600   Spieker Properties, Inc................................    1,209,600
  28,900   Trinet Corporate Realty Trust, Inc.....................    1,025,950
                                                                    -----------
                                                                     15,649,150
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           SELF-STORAGE 5.6%
    56,700 Public Storage, Inc...................................   $ 1,757,700
    53,400 Storage Trust Realty..................................     1,441,800
                                                                    -----------
                                                                      3,199,500
                                                                    -----------
           SHOPPING CENTERS 11.9%
    72,600 Bradley Real Estate, Inc..............................     1,306,800
    53,000 Excel Realty Trust, Inc...............................     1,344,875
    48,600 JDN Realty Corp.......................................     1,342,575
    28,100 Kimco Realty Corp.....................................       979,987
    29,200 Regency Realty Corp...................................       766,500
    20,500 Vornado Realty Trust..................................     1,076,250
                                                                    -----------
                                                                      6,816,987
                                                                    -----------
           SHOPPING MALLS 10.0%
    33,300 CBL & Associates Properties, Inc......................       861,638
    55,900 JP Realty, Inc........................................     1,446,412
    48,200 Macerich Co...........................................     1,259,225
    53,684 Simon DeBartolo Group, Inc............................     1,664,204
    17,800 Urban Shopping Centers, Inc...........................       516,200
                                                                    -----------
                                                                      5,747,679
                                                                    -----------
 TOTAL LONG-TERM INVESTMENTS 92.3%
  (Cost $41,123,617) (a)..........................................   53,020,209
 REPURCHASE AGREEMENT 6.2%
 Lehman Brothers, Inc. ($3,560,000 par collateralized by U.S.
  Government obligations in a pooled cash account, 6.75% coupon,
  dated 12/31/96, to be sold on 01/02/97 at $3,561,335)...........    3,560,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.5%.......................      890,089
                                                                    -----------
 NET ASSETS 100.0%................................................  $57,470,298
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $41,142,739; the aggregate gross unrealized appreciation is $11,882,426 and the aggregate gross unrealized depreciation is $4,956, resulting in net unrealized appreciation of $11,877,470.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $41,123,617) (Note
1)................................................................  $53,020,209
Repurchase Agreement (Note 1).....................................    3,560,000
Cash..............................................................        2,151
Receivables:
 Fund Shares Sold.................................................      755,700
 Dividends........................................................      337,142
Unamortized Organizational Expenses (Note 1)......................        7,800
Other.............................................................          995
                                                                    -----------
 Total Assets.....................................................   57,683,997
                                                                    -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased..........................................       64,448
 Distributor and Affiliates (Note 2)..............................       48,589
 Investment Advisory Fee (Note 2).................................       41,915
 Income and Capital Gain Distributions............................        6,804
Deferred Compensation and Retirement Plans (Note 2)...............       11,919
Accrued Expenses..................................................       40,024
                                                                    -----------
 Total Liabilities................................................      213,699
                                                                    -----------
NET ASSETS........................................................  $57,470,298
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $45,473,856
Net Unrealized Appreciation on Investments........................   11,896,592
Accumulated Net Realized Gain on Investments......................      107,270
Accumulated Distributions in Excess of Net Investment Income (Note
1)................................................................       (7,420)
                                                                    -----------
NET ASSETS........................................................  $57,470,298
                                                                    -----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $23,306,753 and 1,791,710 shares of beneficial interest
 issued and outstanding)..........................................  $     13.01
 Maximum sales charge (4.75%* of offering price)..................          .65
                                                                    -----------
 Maximum offering price to public.................................  $     13.66
                                                                    -----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $26,511,420 and 2,038,095 shares of beneficial interest issued
 and outstanding).................................................  $     13.01
                                                                    -----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $7,652,125 and 588,677 shares of beneficial interest issued
 and outstanding).................................................  $     13.00
                                                                    -----------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends..........................................................  $ 1,733,960
Interest...........................................................       70,343
                                                                     -----------
 Total Income......................................................    1,804,303
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................      312,156
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $29,695, $150,884 and $42,491, respectively) (Note 5)....      223,070
Shareholder Services (Note 2)......................................      142,460
Registration and Filing Fees.......................................       84,265
Accounting.........................................................       58,842
Printing...........................................................       55,039
Trustees Fees and Expenses (Note 2)................................       15,631
Legal (Note 2).....................................................        5,669
Amortization of Organizational Expenses (Note 1)...................        3,284
Other .............................................................       65,856
                                                                     -----------
 Total Expenses....................................................      966,272
 Less Expenses Reimbursed (Note 2) ................................        4,500
                                                                     -----------
 Net Expenses......................................................      961,772
                                                                     -----------
NET INVESTMENT INCOME..............................................  $   842,531
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 2,148,797
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    2,160,856
 End of the Period:
 Investments.......................................................   11,896,592
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........    9,735,736
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $11,884,533
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $12,727,064
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                 Year Ended         Year Ended
                                          December 31, 1996  December 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................        $   842,531        $   459,194
Net Realized Gain on Securities.........          2,148,797             91,899
Net Unrealized Appreciation on
Securities During the Period............          9,735,736          1,906,293
                                                -----------        -----------
Change in Net Assets from Operations....         12,727,064          2,457,386
                                                -----------        -----------
Distributions from Net Investment
Income..................................           (842,531)          (458,414)
Distributions in Excess of Net
Investment Income (Note 1)..............           (144,086)            (4,194)
                                                -----------        -----------
Distributions from and in Excess of Net
Investment Income*......................           (986,617)          (462,608)
Return of Capital Distribution* (Note
1)......................................                -0-           (272,249)
Distributions from Net Realized Gain on
Securities (Note 1)*....................         (1,848,388)               -0-
                                                -----------        -----------
Total Distributions.....................         (2,835,005)          (734,857)
                                                -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................          9,892,059          1,722,529
                                                -----------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............         28,516,882         13,999,412
Net Asset Value of Shares Issued Through
Dividend Reinvestment...................          2,353,502            563,747
Cost of Shares Repurchased..............         (6,887,785)        (7,692,332)
                                                -----------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................         23,982,599          6,870,827
                                                -----------        -----------
TOTAL INCREASE IN NET ASSETS............         33,874,658          8,593,356
NET ASSETS:
Beginning of the Period.................         23,595,640         15,002,284
                                                -----------        -----------
End of the Period (Including accumulated
 distributions in excess of net
 investment income of $7,420 and $3,453,
 respectively)..........................        $57,470,298        $23,595,640
                                                -----------        -----------

                                                 Year Ended         Year Ended
     *Distributions by Class              December 31, 1996  December 31, 1995
    ---------------------------------------------------------------------------
     Distributions from and in Excess of
       Net Investment Income (Note 1):
      Class A Shares....................        $  (433,206)         $(187,314)
      Class B Shares....................           (431,231)          (232,040)
      Class C Shares....................           (122,180)           (43,254)
                                                -----------          ---------
                                                $  (986,617)         $(462,608)
                                                -----------          ---------
     Return of Capital Distribution
       (Note 1):
      Class A Shares....................        $       -0-          $(110,152)
      Class B Shares....................                -0-           (136,629)
      Class C Shares....................                -0-            (25,468)
                                                -----------          ---------
                                                $       -0-          $(272,249)
                                                -----------          ---------
     Distributions from Net Realized
       Gain on Securities (Note 1):
      Class A Shares....................        $  (717,981)         $     -0-
      Class B Shares....................           (877,571)               -0-
      Class C Shares....................           (252,836)               -0-
                                                -----------          ---------
                                                $(1,848,388)         $     -0-
                                                -----------          ---------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                 June 9, 1994
                                                             (Commencement of
                                                                   Investment
                                     Year Ended   Year Ended   Operations) to
                                   December 31, December 31,     December 31,
Class A Shares                             1996     1995 (a)         1994 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...........................        $10.00        $9.27            $9.43
                                        -------       ------            -----
 Net Investment Income...........          .351          .27              .23
 Net Realized and Unrealized
   Gain/Loss on Securities.......         3.514          .85             (.18)
                                        -------       ------            -----
Total from Investment Operations.         3.865         1.12              .05
                                        -------       ------            -----
Less:
 Distributions from and in Excess
  of Net Investment Income (Note
  1).............................          .380        .2456             .153
 Return of Capital Distribution
 (Note 1)........................           -0-        .1444             .057
 Distributions from Net Realized
   Gain on Securities (Note 1)...          .477          -0-              -0-
                                        -------       ------            -----
Total Distributions..............          .857          .39              .21
                                        -------       ------            -----
Net Asset Value, End of the
Period...........................       $13.008       $10.00            $9.27
                                        -------       ------            -----
Total Return (b).................        39.82%       12.39%             .24%(c)
Net Assets at End of the Period
(In millions)....................         $23.3         $8.5             $4.6
Ratio of Expenses to Average Net
Assets**.........................         2.60%        2.67%            1.26%
Ratio of Net Investment Income to
Average Net Assets**.............         3.21%        2.92%            4.28%
Portfolio Turnover...............           97%          94%              28%*
Average Commission Paid Per
Equity Share Traded (d)..........        $.0486           --               --
*Non-Annualized
**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
Assets...........................         2.61%        3.16%            3.03%
Ratio of Net Investment Income to
Average Net Assets...............         3.19%        2.44%            2.52%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                June 9, 1994
                                                            (Commencement of
                                                                  Investment
                                    Year Ended   Year Ended   Operations) to
                                  December 31, December 31,     December 31,
Class B Shares                            1996     1995 (a)         1994 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period......................        $10.00        $9.28            $9.43
                                       -------       ------            -----
 Net Investment Income..........          .266          .19              .20
 Net Realized and Unrealized
   Gain/Loss on Securities......         3.519         .843            (.176)
                                       -------       ------            -----
Total from Investment
Operations......................         3.785        1.033             .024
                                       -------       ------            -----
Less:
 Distributions from and in
  Excess of Net Investment
  Income (Note 1)...............          .300         .197            .1268
 Return of Capital Distribution
 (Note 1).......................           -0-         .116            .0472
 Distributions from Net Realized
   Gain on Securities (Note 1)..          .477          -0-              -0-
                                       -------       ------            -----
Total Distributions.............          .777         .313             .174
                                       -------       ------            -----
Net Asset Value, End of the
Period..........................       $13.008       $10.00            $9.28
                                       -------       ------            -----
Total Return (b)................        38.82%       11.37%            (.04%)(c)
Net Assets at End of the Period
(In millions)...................         $26.5        $12.0             $9.1
Ratio of Expenses to Average Net
Assets**........................         3.37%        3.50%            1.84%
Ratio of Net Investment Income
to Average Net Assets**.........         2.39%        2.07%            3.81%
Portfolio Turnover..............           97%          94%              28%*
Average Commission Paid Per
Equity Share Traded (d).........        $.0486           --               --
*Non-Annualized
**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
Assets..........................         3.39%        3.99%            3.60%
Ratio of Net Investment Income
to Average Net Assets...........         2.37%        1.58%            2.05%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                 June 9, 1994
                                                             (Commencement of
                                                                   Investment
                                     Year Ended   Year Ended   Operations) to
                                   December 31, December 31,     December 31,
Class C Shares                             1996      1995(a)          1994(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...........................         $9.99        $9.28            $9.43
                                        -------       ------            -----
 Net Investment Income...........          .266          .20              .22
 Net Realized and Unrealized
   Gain/Loss on Securities.......         3.520         .823            (.178)
                                        -------       ------            -----
Total from Investment Operations.         3.786        1.023             .042
                                        -------       ------            -----
Less:
 Distributions from and in Excess
  of Net Investment Income (Note
  1).............................          .300         .197            .1399
 Return of Capital Distribution
 (Note 1)........................           -0-         .116            .0521
 Distributions from Net Realized
   Gain on Securities (Note 1)...          .477          -0-              -0-
                                        -------       ------            -----
Total Distributions..............          .777         .313             .192
                                        -------       ------            -----
Net Asset Value, End of the
Period...........................       $12.999        $9.99            $9.28
                                        -------       ------            -----
Total Return (b).................        38.86%       11.26%             .15%(c)
Net Assets at End of the Period
(In millions)....................          $7.7         $3.1             $1.3
Ratio of Expenses to Average Net
Assets**.........................         3.38%        3.54%            1.62%
Ratio of Net Investment Income to
Average Net Assets**.............         2.39%        2.11%            3.92%
Portfolio Turnover...............           97%          94%              28%*
Average Commission Paid Per
Equity Share Traded (d)..........       $ .0486           --               --
 *Non-Annualized.
**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
Assets...........................         3.40%        4.03%            3.38%
Ratio of Net Investment Income to
Average Net Assets...............         2.38%        1.62%            2.15%

(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Real Estate Securities Fund (the "Fund") is orga-nized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities ex-change are valued at their sale price as of the close of such securities ex-change. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in ac-cordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements, which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the
"Adviser") or its affiliates, the daily aggregate of which is invested in re-purchase agreements. Repurchase agreements are fully collateralized by the un-derlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                               December 31, 1996

--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. Van Kampen American Capital Asset Management Inc. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Net realized gains or losses may differ for financial reporting and tax pur-poses primarily as a result of the deferral of losses for tax purposes result-ing from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quar-terly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.
  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay dis-tributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.
  Due to inherent differences in the recognition of income, expenses and real-ized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. As a result, permanent differences relating to the characterization of distri-butions for tax purposes totaling $122,095 were reclassified from accumulated undistributed net investment income to accumulated net realized gain on securi-ties. Additionally, permanent differences relating to certain expenses which are not deductible for tax purposes totaling $18,024 were reclassified from ac-cumulated undistributed net investment income to capital.

                               December 31, 1996

--------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. Dur-ing the period, the Adviser had a subadvisory agreement with Hines Interest Re-alty Advisers Limited Partnership ("Hines"), who provided advisory services to the Fund and the Adviser with respect to the Fund's investments in real estate. The Adviser paid 50% of its investment advisory fee to Hines for these servic-es. Effective December 31, 1996, the subadvisory agreement was terminated.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1996, the Fund recognized expenses of approx-imately $58,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended De-cember 31, 1996, the Fund recognized expenses of approximately $115,300, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  For the year ended December 31, 1996, the Fund reimbursed VKAC approximately $18,000 related to the direct cost of consolidating the VKAC open-end fund com-plex. Payment was contingent upon the realization by the Fund of cost effeciencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. For the year ended December 31, 1996 VKAC reimbursed the Fund for all expenses related to the retirement plan.
  At December 31, 1996, VKAC owned 30,044 and 53 shares of Classes A and B, respectively.

                               December 31, 1996

--------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At December 31, 1996, capital aggregated $18,669,483, $20,711,364 and
$6,093,009 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                           SHARES        VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................... 1,142,133  $13,064,447
 Class B............................................... 1,012,720   11,615,644
 Class C...............................................   336,995    3,836,791
                                                        ---------  -----------
Total Sales............................................ 2,491,848  $28,516,882
                                                        ---------  -----------
Dividend Reinvestment:
 Class A...............................................    89,245  $ 1,046,880
 Class B...............................................    86,852    1,022,967
 Class C...............................................    24,037      283,655
                                                        ---------  -----------
Total Dividend Reinvestment............................   200,134  $ 2,353,502
                                                        ---------  -----------
Repurchases:
 Class A...............................................  (289,138) $(3,174,901)
 Class B...............................................  (265,477)  (2,844,469)
 Class C...............................................   (78,881)    (868,415)
                                                        ---------  -----------
Total Repurchases......................................  (633,496) $(6,887,785)
                                                        ---------  -----------

                               December 31, 1996

--------------------------------------------------------------------------------
  At December 31, 1995, capital aggregated $7,740,366, $10,925,536 and $2,843,379 for Classes A, B, and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                           SHARES        VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...............................................   646,768  $ 6,021,837
 Class B...............................................   622,484    5,774,399
 Class C...............................................   233,898    2,203,176
                                                        ---------  -----------
Total Sales............................................ 1,503,150  $13,999,412
                                                        ---------  -----------
Dividend Reinvestment:
 Class A...............................................    25,453  $   242,173
 Class B...............................................    27,485      259,807
 Class C...............................................     6,486       61,767
                                                        ---------  -----------
Total Dividend Reinvestment............................    59,424  $   563,747
                                                        ---------  -----------
Repurchases:
 Class A...............................................  (321,567) $(3,030,909)
 Class B...............................................  (425,761)  (3,987,424)
 Class C...............................................   (72,725)    (673,999)
                                                        ---------  -----------
Total Repurchases......................................  (820,053) $(7,692,332)
                                                        ---------  -----------

                               December 31, 1996

--------------------------------------------------------------------------------
  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the pur-chase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respec-tive deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
                                                                 ---------------
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................   4.00%   1.00%
Second..........................................................   4.00%    None
Third...........................................................   3.00%    None
Fourth..........................................................   2.50%    None
Fifth...........................................................   1.50%    None
Sixth and Thereafter............................................    None    None

  For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived net commissions on sales of the Fund's Class A shares of approximately $20,900 and CDSC on the redeemed shares of approximately $51,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $48,039,509 and $29,581,317, re-spectively.

5. DISTRIBUTION AND SERVICE PLANS
  The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collec-tively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approxi-mately $156,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of Van Kampen American Capital Real Estate Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Real Es-tate Securities Fund (the "Fund") at December 31, 1996 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 7, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, a new invest-ment subadvisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 2,013,930 shares voted for the proposal, 13,377 shares voted against and 283,125 shares abstained. With regard to the approval of a new investment subadvisory agreement with Hines Interest Realty Advisers Limited Partnership and the Fund, 2,095,608 shares voted for the proposal, 25,325 shares voted against the proposal and 189,500 shares ab-stained. With regard to the approval of certain changes to the Fund's fundamen-tal investment policies with respect to investment in other investment companies, 1,305,362 shares voted for the proposal, 29,431 shares voted against and 191,100 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 2,118,400 shares voted for the proposal, 5,937 shares voted against and 196,096 shares ab-stained.

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* -- Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C)Van Kampen American Capital Distributors, Inc., 1997
 All rights reserved.
(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street,
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares and other pertinent data.